Exhibit 99.1
News Release

For more information contact:
Investor Relations:
David Banks 262-879-5055, Fiserv
David.banks@fiserv.com
Tina Moore 678-375-1278, CheckFree
Media Relations:
Melanie Tolley 262-879-5098, Fiserv
Melanie.tolley@fiserv.com
Judy Wicks 678-375-1595, CheckFree
For immediate release:
August 2, 2007
Fiserv to Acquire CheckFree
Combination will accelerate strategic transformation and deliver greater value to customers
     Brookfield, Wis., and Norcross, Ga., Aug. 2, 2007—Fiserv, Inc. (NASDAQ: FISV), a leading provider of technology solutions, and CheckFree Corporation, (NASDAQ: CKFR), a leading provider of financial e-commerce services and products, today announced that they have entered into a definitive agreement whereby Fiserv will acquire CheckFree in an all-cash transaction valued at approximately $4.4 billion. Under terms of the agreement, CheckFree shareholders will receive $48.00 in cash for each share of common stock.
     CheckFree, a leader in online banking, electronic payments, and infrastructure and services, and Fiserv, a leader in information management services to the financial and insurance industries, have complementary technology, services and business models. Fiserv anticipates the combined organization will deliver a wider range of product and service offerings for customers, as well as provide opportunities for improved growth and enhanced efficiency, including the ability to bring new solutions to market faster.
     CheckFree has leading positions in electronic billing and payment, online banking, investment management technology solutions, ACH payments and fraud and risk management, among others. Fiserv currently serves almost 6,000 core processing clients and all top 100 banks in the U.S. CheckFree’s Electronic Commerce business serves 21 of the top 25 financial institutions in the U.S. and processes more than 1 billion transactions per year.
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CheckFree Corporation, Corporate Headquarters and mailing address: 4411 East Jones Bridge Road, Norcross, Georgia 30092
PH: 678-375-3000 Internet: www.checkfreecorp.com
Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

     “CheckFree’s industry-leading payment and Internet banking capabilities will significantly accelerate our strategic transformation, extending our service platform to the largest financial institutions,” said Jeffery Yabuki, President and Chief Executive Officer of Fiserv. “This combination allows us to deliver the best available solutions to all of our clients to enhance growth today, and into the future. An important objective of the transaction is to tightly integrate electronic bill payment and settlement capabilities with our core account processing and risk management solutions to create a unique value proposition unrivaled in the marketplace today.”
     “By joining our complementary technology and capabilities with Fiserv and its unparalleled footprint, this new combined entity will broaden Fiserv’s offerings to customers worldwide,” said Pete Kight, CheckFree Chairman and Chief Executive Officer. “In particular, it will significantly accelerate the delivery of next-generation services to financial institutions and their customers. CheckFree’s broad range of offerings will also enable Fiserv to round out its ability to deliver solutions that address the challenges of an evolving U.S. payments landscape and help facilitate the growth of the managed accounts industry.”
     In conjunction with the closing of the transaction, Kight will be employed by Fiserv and appointed to its board of directors.
     “Pete’s demonstrated results in building one of the world’s leading payment and transaction processing companies are a testament to his energy, vision and strategic leadership,” said Donald F. Dillon, Fiserv Chairman. “We will be thrilled to have him on our board.”
     Fiserv expects to realize more than $100 million in annualized cost savings and more than $125 million in annualized revenue synergies. For 2008, the transaction is expected to be accretive to Fiserv’s underlying cash earnings per share.
     The transaction is expected to be completed by December 31, 2007, subject to regulatory approvals, approval by the CheckFree shareholders and customary closing conditions. After closing, the combined company will have pro-forma revenue of about $6 billion, employ more than 27,000 associates world-wide and be the leading provider of technology processing solutions to banks and financial institutions.
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CheckFree Corporation, Corporate Headquarters and mailing address: 4411 East Jones Bridge Road, Norcross, Georgia 30092
PH: 678-375-3000 Internet: www.checkfreecorp.com
Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

     “We are impressed by the people of CheckFree. Their cultural commitment to clients is consistent with how we do business and this combination will create significant growth opportunities for all of our people,” said Yabuki.
CheckFree 2007 Preliminary Earnings Per Share
     CheckFree announced that, for its fiscal year ended June 30, 2007, it expects to report GAAP revenue in the range of $970.0 million to $973.0 million, and underlying revenue in the range of $993.0 million to $996.0 million. CheckFree expects GAAP earnings per share for fiscal 2007 to be in the range of $1.35 and $1.37, and underlying earnings per share for fiscal 2007 to be in the range of $1.87 to $1.89. The difference between CheckFree’s expected GAAP and underlying revenue expectations is due to an $11.0 million charge for earned customer warrants and approximately $12.0 million in expected deferred revenue adjustments related to acquisitions. The difference between GAAP and underlying earnings expectations is due to expected amortization of acquisition-related intangible assets of approximately $63.5 million, acquisition-related integration costs of an estimated $7.0 million, the SFAS 123(R) impact of stock options issued prior to July 1, 2004 of approximately $1.6 million, an $11.0 million charge for earned customer warrants, and approximately $12.0 million in expected deferred revenue adjustments related to acquisitions, all net of related income tax benefits of approximately $28.0 million.
     CheckFree plans to release its fiscal year 2007 earnings results on August 3, 2007, rather than August 9, 2007, as previously announced.
     Fiserv is being advised by Credit Suisse and Sullivan & Cromwell LLP. CheckFree is being advised by Goldman, Sachs & Co. and Wachtell, Lipton, Rosen & Katz.
CONFERENCE CALL
     Fiserv will host a call to discuss the transaction with investors at 9 a.m. CDT on Aug. 2. To join the call, dial 888-889-0622, ask for the Fiserv conference call and provide the operator with the passcode, FISV. To register for a webcast of the event, go to www.fiserv.com and click on the link for the event in the “Upcoming Events” Section of the home page. From there, click “Access Event.”
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CheckFree Corporation, Corporate Headquarters and mailing address: 4411 East Jones Bridge Road, Norcross, Georgia 30092
PH: 678-375-3000 Internet: www.checkfreecorp.com
Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

     The company will provide additional information on the anticipated results for the acquisition and the implications on the company strategy at its annual investor meeting on October 2, 2007 in New York City.
About CheckFree
     Founded in 1981, CheckFree Corporation (NASDAQ: CKFR) provides financial electronic commerce services and products to organizations around the world. CheckFree Electronic Commerce solutions enable thousands of financial services providers and billers to offer the convenience of receiving and paying household bills online, via phone or in person through retail outlets. CheckFree Investment Services provides a broad range of investment management solutions and outsourced services to hundreds of financial services organizations, which manage about $1.8 trillion in assets. CheckFree Software develops, markets and supports payment processing solutions that are used by financial institutions to process more than two-thirds of the 14 billion Automated Clearing House transactions in the United States, and supports reconciliation, exception management, risk management, transaction process management, corporate actions processing, and compliance within thousands of organizations worldwide.
About Fiserv
     Fiserv, Inc. (NASDAQ: FISV), a Fortune 500 company, provides information management systems and services to the financial and insurance industries. Leading services include transaction processing, outsourcing, business process outsourcing (BPO), software and systems solutions. The company serves more than 18,000 clients worldwide and is the leading provider of core processing solutions for U.S. banks, credit unions and thrifts. Fiserv was ranked the largest provider of information technology services to the financial services industry worldwide in the 2004, 2005 and 2006 FinTech 100 surveys. Headquartered in Brookfield, Wis., Fiserv reported more than $4.4 billion in total revenue for 2006. For more information, please visit www.fiserv.com.
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CheckFree Corporation, Corporate Headquarters and mailing address: 4411 East Jones Bridge Road, Norcross, Georgia 30092
PH: 678-375-3000 Internet: www.checkfreecorp.com
Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

Cautionary Statement Regarding Forward-Looking Statements
     Certain statements in this release constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate CheckFree’s operations into those of Fiserv; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at CheckFree; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Fiserv and others related to the merger agreement; shareholder approval or other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the amount of the costs, fees, expenses and charges related to the merger and the execution of certain financings that will be obtained to consummate the merger; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. Fiserv and CheckFree are subject to, among other matters, changes in customer demand for their products and services, pricing and other actions by competitors, general changes in local, regional, national and international economic conditions and the impact they may have on Fiserv and CheckFree and their customers and Fiserv’s and CheckFree’s assessment of that impact; proposed or enacted legislation affecting the financial services industry as a whole, and/or Fiserv and CheckFree and their subsidiaries individually or collectively; regulatory supervision and oversight; rapid technological developments and changes; Fiserv’s and CheckFree’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; acts of war and terrorism; and the other factors discussed in “Risk Factors” in Fiserv’s and CheckFree’s respective Annual Reports on Form 10-K for the most recently ended fiscal year and Fiserv’s and CheckFree’s other filings with the SEC, which are available at http://www.sec.gov. Neither Fiserv nor CheckFree assume any obligation to update the information in this release. Readers are cautioned not to place undue reliance on forward-looking statements which speak only as of the date hereof.
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CheckFree Corporation, Corporate Headquarters and mailing address: 4411 East Jones Bridge Road, Norcross, Georgia 30092
PH: 678-375-3000 Internet: www.checkfreecorp.com
Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

News Release

Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed acquisition of CheckFree by Fiserv. In connection with the proposed acquisition, Fiserv and CheckFree intend to file relevant materials with the SEC, including CheckFree’s proxy statement on Schedule 14A. STOCKHOLDERS OF CHECKFREE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CHECKFREE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and CheckFree stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from CheckFree. Such documents are not currently available.
Participants in Solicitation
     Fiserv and its directors and executive officers, and CheckFree and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of CheckFree common stock in respect of the proposed transaction. Information about the directors and executive officers of Fiserv is set forth in its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 11, 2007. Information about the directors and executive officers of CheckFree is set forth in its proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on September 26, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.
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CheckFree Corporation, Corporate Headquarters and mailing address: 4411 East Jones Bridge Road, Norcross, Georgia 30092
PH: 678-375-3000 Internet: www.checkfreecorp.com
Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com